Exhibit 10.20

FIRST AMENDMENT TO AMENDED & RESTATED HDGT DISTRIBUTION AND SUPPLY AGREEMENT

This First Amendment to the Amended & Restated HDGT Distribution and Supply Agreement (the “Amendment”), effective as of 16th of September 2019 (“Amendment Effective Date”), is made by and between General Electric Company, a New York corporation (“GE”), acting through its GE Power business (“GE Power”), and legal entities operating on GE Power’s behalf (collectively, “Supplier”), and Baker Hughes, a GE company, LLC, a Delaware limited liability company (“Distributor”) on behalf of itself and its Affiliates (each a “Party”, and collectively, the “Parties”).
RECITALS
WHEREAS, the Parties entered into that Amended and Restated HDGT Distribution and Supply Agreement, dated as February 27, 2018 (“A&R HDGT Supply Agreement”) , under which Distributor will purchase from Supplier certain products and services (“Exclusive Products” and “Exclusive Services”) and the Parties agreed on the terms of appointment of Distributor as sole distributor of Supplier for the Exclusive Products and the Exclusive Services;
WHEREAS, pursuant to the A&R HDGT Supply Agreement, Supplier’s pricing to Distributor for Exclusive Services is based on the methodology set forth in Article IX and the HDGT Services Pricing in Appendix 2 therein;
WHEREAS, the Parties hereby intend to identify the applicable price list to be used as the Price List for certain HDGT Services and such Price List is based upon methodology in Article IX and Appendix 2 of the A&R HDGT Supply Agreement.
NOW, THEREFORE, in consideration of the foregoing and the good and valuable mutual agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:
ARTICLE I

1.	Defined Terms. Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the same meaning given to them in the A&R HDGT Supply Agreement.

2.	Amendments.

A.
The contents of Schedule 1 to this Amendment, which is incorporated as if set forth fully herein, is hereby appended to the end of Appendix 2 to the A&R HDGT Supply Agreement and incorporated therein, as Schedule 2-1, “Price List”.

B.	The Parties amend Schedule 2-1 to Appendix 2 to the A&R HDGT Supply Agreement by inserting the following at the beginning:

General Rules.

1.	The Price List contained in this Schedule 2-1 will be in force for a period of three years, starting from the Effective Date.

2.
If the part number of a spare part (whether capital or non-capital) has been substituted, but the spare part is not upgraded, so that the new spare part is the same as the substituted one in terms of form, fit and function, the price for the new spare part shall be determined based on the Price List in this Schedule 2-1;

3.
If the part number of a spare part (whether capital or non-capital) has been substituted, and the form, fit and function of the spare part has changed, the price for such upgraded part shall be determined based on the price that will be given by the Supplier based on its list price.

4.
For all other parts and components, including those for frame agreements, transactional spot prices and special discounts, the pricing methodology is as set forth in the HDGT Services Pricing in Appendix 2 (and not Schedule 2-1).

ARTICLE II

1.	The provisions of Clause 12.07 of A&R HDGT Supply Agreement are hereby incorporated by reference in the present Agreement.

2.
Full Force and Effect. Except as expressly set forth in this Amendment, all other provisions of the Agreement remain unchanged and in full force and effect. After the Amendment Effective Date, the term “Agreement” as used in the Agreement shall mean the Agreement as amended by this Amendment.

3.	Precedence. In the event of a conflict between the terms of this Amendment and the A&R HDGT Supply Agreement, the terms of this Amendment shall control.

4.	Amendment. This Amendment may be amended only by an instrument in writing executed by the Parties hereto.

5.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. Any signature page of any such counterpart, or any electronic facsimile thereof, may be attached or appended to any other counterpart to complete a fully executed counterpart of this Amendment. Any electronic facsimile transmission of any signature of a Party shall be deemed an original and shall bind such Party.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment effective as of the Amendment Effective Date.

General Electric Company                Baker Hughes a GE company, LLC

By: /s/ James N. Suciu                    By: /s/ Lee Whitley

Name:    James N. Suciu                    Name:    Lee Whitley

Title:    Vice President                    Title: Corporate Secretary